Exhibit 99.1

Appendix 4C

Quarter Ended 31 December 2011

San Diego, California and Sydney, Australia (Tuesday 31 January 2012, AEDT) – REVA Medical, Inc. (ASX: RVA) (“REVA” or the “Company”) is pleased to provide its Appendix 4C Quarterly Report for the quarter ended 31 December 2011. The Appendix 4C is attached; it is unaudited.

Fourth Quarter Highlights

During its fourth quarter of 2011, the Company achieved the following:

•	Completed preclinical and all other necessary testing of its ReZolveTM drug-eluting bioresorbable scaffold to support initiating a pilot clinical trial;

•	Commenced the 50-patient RESTORE clinical trial with the first human implant of the ReZolve scaffold by Dr. Alexandre Abizaid at the Instituto Dante Pazzanese de Cardiologia in Sao Paulo, Brazil;

•	Selected ten clinical sites in Europe to participate in the RESTORE trial and received regulatory approval for each site;

•	Presented an update of the Company’s technology and exhibited at the Transcatheter Cardiovascular Therapeutics (“TCT”) Conference, the premier interventional cardiology conference in the U.S.; and,

•	Began the expansion and build out of its San Diego, California, facility to prepare for clinical trial product requirements, advanced polymers and designs, and increased manufacturing capacity.

Appendix 4C

As of 31 December 2011, the Company’s cash balance was US$59,161,000 and its interest-bearing investments were US$5,226,000 for a total of US$64,387,000. The current quarter end total reflects a decrease of US$4,814,000 from the 30 September 2011 quarter end balance of US$69,201,000, primarily as a result of expenditures related to normal operating activities and capital equipment purchases of US$272,000. The expenditures were offset by receipt during the quarter of a GST tax refund totaling US$423,000; the taxes originally had been paid in 2010 in conjunction with the Company’s Initial Public Offering.

HEAD OFFICE: 5751 Copley Drive, San Diego, CA 92111 • +1 (858) 966-3000 • +1 (858) 966-3099 (FAX) • www.revamedical.com

AUSTRALIAN OFFICE: Level 6, 175 Macquarie Street, Sydney, NSW 2000 • +61 2 9231 3322 • +61 9229 2727 (FAX) • ARBN 146 505 777

REVA Medical, Inc., is a foreign company incorporated in Delaware, USA, whose stockholders have limited liability.

REVA Medical, Inc. – ASX Announcement

The Company will file its Form 10-K Annual Report (the “Annual Report”), including audited financial statements, with the U.S. Securities and Exchange Commission and with the Australian Securities Exchange on or about 29 February 2012. The Annual Report provides financial statements, along with Management’s Discussion and Analysis of Financial Condition and Results of Operations, for the year ended 31 December 2011.

About REVA

REVA is a development stage medical device company incorporated in Delaware, USA, that is focused on the development and eventual commercialisation of its proprietary bioresorbable stent products. REVA’s lead product, the ReZolve™ scaffold, combines REVA’s proprietary stent design with a proprietary polymer that is metabolised and cleared from the body. The ReZolve scaffold is designed to offer full x-ray visibility, clinically relevant sizing, and a controlled and safe resorption rate. In addition, by early encapsulation in the artery tissue coupled with the loss of scaffold structure over time, the ReZolve scaffold may reduce the incidence of late forming blood clots, or thrombosis, a rare but serious problem associated with drug-eluting metal stents currently on the market. REVA will require clinical results and regulatory approval before it can begin selling the ReZolve scaffold.

Forward-Looking Statements

This announcement contains or may contain forward-looking statements that are based on management’s beliefs, assumptions, and expectations and on information currently available to management. All statements that are not historical, including those statements that address future operating performance and events or developments that we expect or anticipate will occur in the future, are forward-looking statements. You should not place undue reliance on these forward-looking statements. Although management believes these forward-looking statements are reasonable as and when made, forward-looking statements are subject to a number of risks and uncertainties that may cause our actual results to vary materially from those expressed in the forward-looking statements, including our ability to obtain the regulatory approvals required to market our ReZolve scaffold, our ability to timely and successfully complete our clinical trials, our ability to protect our intellectual property position, our ability to commercialize our products if and when approved, our ability to develop and commercialize new products, and our estimates regarding our capital requirements and financial performance, including profitability. Other risks and uncertainties that may cause our actual results to vary materially from any forward-looking statements are described in the “Risk Factors” section in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission (the “SEC”) on 30 March 2011, as updated in our Quarterly Reports on Form 10-Q filed with the SEC for the periods ended 31 March 2011, 30 June 2011, and 30 September 2011. We may update our risk factors from time to time in our periodic reports or other current reports filed with the SEC. Any forward-looking statements in this announcement speak only as of the date when made. REVA does not assume any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

United States	Australia

Investor and Media Enquiries:	Investor Enquiries:
Cheryl Liberatore	David Allen or Alan Taylor
Director, Investor Relations and Marketing	Inteq Limited
REVA Medical, Inc.	+61 2 9231 3322
+1 858-966-3045

Media Enquiries:
Katie Mackenzie or Rebecca Wilson
Buchan Consulting
+61 3 9866 4722

HEAD OFFICE: 5751 Copley Drive, San Diego, CA 92111 • +1 (858) 966-3000 • +1 (858) 966-3099 (FAX) • www.revamedical.com

AUSTRALIAN OFFICE: Level 6, 175 Macquarie Street, Sydney, NSW 2000 • +61 2 9231 3322 • +61 9229 2727 (FAX) • ARBN 146 505 777

REVA Medical, Inc., is a foreign company incorporated in Delaware, USA, whose stockholders have limited liability.

2

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Rule 4.7B

Appendix 4C

Quarterly report

for entities admitted

on the basis of commitments

Introduced 31/3/2000. Amended 30/9/2001, 24/10/2005.

Name of entity

REVA Medical, Inc.

ABN	Quarter ended (“current quarter”)
ARBN 146 505 777	31 December 2011

Consolidated statement of cash flows

	September 30,	September 30,
Cash flows related to operating activities	Current Quarter (Q4) $’000 USD	Year to date (12 months) $’000 USD
1.1 Receipts from customers	5	5
1.2 Payments for (a) staff costs	(1,945)	(6,918)
(b) advertising and marketing	0	0
(c) research and development	(2,049)	(6,780)
(d) leased assets	0	0
(e) other working capital	(1,016)	(3,303)
1.3 Dividends received	0	0
1.4 Interest and other items of a similar nature received	23	269
1.5 Interest and other costs of finance paid	0	0
1.6 Income taxes paid	0	0
1.7 Other (provide details if material)	0	282

Net operating cash flows	(4,982)	(16,445)

+ See chapter 19 for defined terms.

24/10/2005	Appendix 4C Page 1

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

	September 30,	September 30,
	Current Quarter (Q4) $’000 USD	Year to date (12 months) $’000 USD
1.8 Net operating cash flows (carried forward)	(4,982)	(16,445)

Cash flows related to investing activities
1.9 Payment for acquisition of:
(a) businesses (item 5)	0	0
(b) equity investments	0	0
(c) intellectual property	0	0
(d) physical non-current assets	(272)	(945)
(e) other non-current assets	0	0
1.10 Proceeds from disposal of:
(a) businesses (item 5)	0	0
(b) equity investments	0	0
(c) intellectual property	0	0
(d) physical non-current assets	0	7
(e) other non-current assets	0	0
1.11 Loans to other entities	0	0
1.12 Loans repaid by other entities	0	0
1.13 Other (purchases of Certificates of Deposit)	(996)	(5,226)

Net investing cash flows	(1,268)	(6,164)

1.14 Total operating and investing cash flows	(6,250)	(22,609)

Cash flows related to financing activities
1.15 Proceeds from issues of shares, options, etc.	17	33
1.16 Proceeds from sale of forfeited shares	0	0
1.17 Proceeds from borrowings	0	0
1.18 Repayment of borrowings	0	0
1.19 Dividends paid	0	0
1.20 Other (2010 capital raising costs/refunds)	423	(10)

Net financing cash flows	440	23

Net increase (decrease) in cash held	(5,810)	(22,586)

1.21 Cash at beginning of quarter/year to date	64,971	81,747
1.22 Exchange rate adjustments to item 1.20	0	0

1.23 Cash at end of quarter	59,161	59,161

+ See chapter 19 for defined terms.

Appendix 4C Page 2	24/10/2005

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Payments to directors of the entity and associates of the directors

Payments to related entities of the entity and associates of the related entities

	September 30,	September 30,
		Current Quarter (Q4) $’000 USD
1.24 Aggregate amount of payments to the parties included in item 1.2		135

1.25 Aggregate amount of loans to the parties included in item 1.11		0

1.26 Explanation necessary for an understanding of the transactions
Australian Director fees (2 non-executive directors)	20
U.S Director fees (3 non-executive directors)	27
U.S. Director salary (1 executive director)	88

Non-cash financing and investing activities

2.1	Details of financing and investing transactions which have had a material effect on consolidated assets and liabilities but did not involve cash flows

N/A

2.2	Details of outlays made by other entities to establish or increase their share in businesses in which the reporting entity has an interest

N/A

Financing facilities available

Add notes as necessary for an understanding of the position. (See AASB 1026 paragraph 12.2).

	September 30,	September 30,
	Amount available $’000 USD	Amount used $’000 USD
3.1 Loan facilities	0	0

3.2 Credit standby arrangements	0	0

+ See chapter 19 for defined terms.

24/10/2005	Appendix 4C Page 3

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Reconciliation of cash

	September 30,	September 30,
Reconciliation of cash at the end of the quarter (as shown in the consolidated statement of cash flows) to the related items in the accounts is as follows.	Current Quarter (Q4) $’000 USD	Previous Quarter (Q3) $’000 USD
4.1 Cash on hand and at bank	29	46

4.2 Deposits at call	59,132	64,925

4.3 Bank overdraft	0	0

4.4 Other (provide details)	0	0

Total: cash at end of quarter (item 1.23)	59,161	64,971

Acquisitions and disposals of business entities

	September 30,	September 30,
	Acquisitions (Item 1.9(a))	Disposals (Item 1.10(a))
5.1 Name of entity	N/A	N/A

5.2 Place of incorporation or registration
5.3 Consideration for acquisition or disposal
5.4 Total net assets
5.5 Nature of business

Compliance statement

1

This statement has been prepared under accounting policies which comply with accounting standards as defined in the Corporations Act (except to the extent that information is not required because of note 2) or other standards acceptable to ASX.

2	This statement does give a true and fair view of the matters disclosed.

Sign here: /s/ Katrina L. Thompson	Date: 31 January 2012
(Chief Financial Officer/Company Secretary)

Print name: Katrina L. Thompson

+ See chapter 19 for defined terms.

Appendix 4C Page 4	24/10/2005

Appendix 4C

Quarterly report for entities

admitted on the basis of commitments

Notes

1.

The quarterly report provides a basis for informing the market how the entity’s activities have been financed for the past quarter and the effect on its cash position. An entity wanting to disclose additional information is encouraged to do so, in a note or notes attached to this report.

2.	The definitions in, and provisions of, AASB 1026: Statement of Cash Flows apply to this report except for the paragraphs of the Standard set out below.

•	6.2—reconciliation of cash flows arising from operating activities to operating profit or loss

•	9.2—itemised disclosure relating to acquisitions
•	9.4—itemised disclosure relating to disposals
•	12.1(a)—policy for classification of cash items
•	12.3—disclosure of restrictions on use of cash
•	13.1—comparative information

3.

Accounting Standards. ASX will accept, for example, the use of International Accounting Standards for foreign entities. If the standards used do not address a topic, the Australian standard on that topic (if any) must be complied with.

+ See chapter 19 for defined terms.

24/10/2005	Appendix 4C Page 5